                                                                    Exhibit 3.22


                           Articles of Incorporation
                 (To be submitted in duplicate by an attorney)


HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     The undersigned natural person(s) of the age of eighteen or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:


                                                         ARTICLE ONE
     The name of the corporation is:                     NUMOOG, INC.
                                           ------------------------------------


                                                         ARTICLE TWO

     The address, including street and number, if any, of the corporation's initial registered office in this state is:________Barton Building, 200 South Bemiston Avenue, St. Louis, Missouri 63105 and the name of its initial agent at such address is: United States Corporation Company
                  -------------------------------------------------------------
-------------------------------------------------------------------------------


                                                         ARTICLE THREE

     The aggregate number class and par value, if any, of shares which the corporation shall have authority to issue shall be:

          One Thousand (1,000) Shares of Common Stock,
          Par Value Ten Cents ($.10) each

     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

     None

                                 ARTICLE FOUR

     The extent, if any, to which the preemptive right of a shareholder to acquire additional shares is limited or denied.

     None



                                 ARTICLE FIVE

     The name and place of residence of each incorporator is as follows:

     Name                           Street                        City
     Edward William Kerson          117 West 13th Street          New York, N.Y.



                                  ARTICLE SIX
            (Designate which and complete the applicable paragraph)

[x]  The number of directors to constitute the first board of directors is five
(5). Thereafter the number of directors shall be fixed by, or in the manner provided in the by-laws. Any changes in the number will be reported to the Secretary of State within thirty calendar days of such change.

or
[_] The umber of directors to constitute the board of directors is _________. (The number of directors to constitute the board of directors must be stated herein if there are to be less than three directors. The Persons to constitute the first board of directors may, but need not, be named).




                                 ARTICLE SEVEN

     The duration of the corporation is Perpetual

                                 ARTICLE EIGHT

     The corporation is formed for the following purposes:


               To engage in any lawful act or activity for which corporations may be organized under the General and Business Corporation Law of Missouri, including, but not by way of limitation, the manufacturing, selling, and generally dealing in automobile and truck chassis parts, leaf and coil spring parts, and other kindred lines, and any manufacturing business or other business related thereto.

     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 21st day of October, 1977.


                                           /s/ Edward William Kerson
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

STATE OF        NEW YORK
        ------------------------------------
                                                 SS.
COUNTY OF      NEW YORK
         -----------------------------------


     I, Howard S. Veisz , a notary public, do hereby certify that on the 21st day of October, 1977, personally appeared before me, Edward William Kerson, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator and that the statements therein contained are true.



                                                     /s/ Howard S. Veisz
                                                     ---------------------------

My commission expires       March 30        , 1978
                      -----------------------   --

                              ARTICLES OF MERGER
                              ------------------

                          Pursuant to Section 447 of
                            the Revised Statutes of
                         Missouri, 1969, Title XXIII,
                            Chapter 351, as amended
                         ----------------------------

     NUMOOG, INC., a corporation formed under the laws of the State of Missouri (the "Corporation"), in order to merge MOOG AUTOMOTIVE, INC., a corporation formed under the laws of the State of Missouri ("Moog"), into itself, pursuant to the provisions of Section 447 of the Revised Statutes of Missouri, 1969, Title XXIII, Chapter 351, as amended (the "General and Business Corporation Law"), does hereby certify as follows:

     FIRST: The Corporation and Moog are hereby merged and the Corporation is the surviving corporation.

     SECOND: The Board of Directors of the Corporation, acting pursuant to
Section 340 (2) of the General and Business Corporation Law, by unanimous written consent effective as of January 1, 1978, adopted resolutions approving the plan of merger set forth in these Articles of Merger (the "Plan of Merger").

     THIRD: The Plan of Merger was duly adopted pursuant to Section 447 of the General and Business Corporation Law.

     FOURTH: The parent corporation, the Corporation, owns 100 percent of the outstanding shares of each class of Moog, and, accordingly, is in compliance with the 90 percent ownership requirement of Section 447 of the General and Business Corporation Law. The Corporation will maintain 100 percent ownership of the outstanding shares of each class of Moog until the issuance of the certificate of merger by the Secretary of State of Missouri.

     FIFTH: The resolutions of the Board of Directors of the Corporation approving the Plan of Merger, and the Plan of Merger set forth therein, are as follows:

          WHEREAS, the Corporation has acquired and now lawfully owns all of the outstanding stock of Moog Automotive, Inc. ("Moog") and desires to merge Moog into itself;

          THEREFORE, BE IT RESOLVED, that effective as of the Effective Date (as defined herein), the Corporation merge and it does hereby merge Moog with and into itself and does hereby assume all of the obligations of Moog; and

          FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to make and execute in the name of the Corporation and under its corporate seal, and to file in the proper public office, Articles of Merger setting forth a copy of these resolutions, and to take such other actions and execute and deliver such other documents as they may deem necessary or desirable in order to give effect to these resolutions; and

          FURTHER RESOLVED, that the terms and conditions of the merger of Moog with and into the Corporation (the "Plan of Merger") are as follows:

          1. The Corporation shall be the surviving corporation, and is hereinafter sometimes referred to as the "Surviving Corporation."

          2. The date on which the merger shall become effective (the "Effective Date") shall be the opening of business on the date on which the Secretary of State of the State of Missouri issues the certificate of merger.

          3. As of the Effective Date, the Articles of Incorporation of the Corporation then in effect shall be amended by deleting therefrom in its entirety paragraph FIRST thereof and substituting therefor the following:

          "The name of the Corporation is MOOG AUTOMOTIVE, INC."

     The Articles of Incorporation of the Corporation, as so amended, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation, until altered, amended or repealed as provided by law.

          4. As of the Effective Date, the By-Laws of the Corporation then in effect shall be amended by deleting therefrom in its entirety paragraph 1.7 thereof and substituting therefor the following:

          "1.7 'Corporation' means MOOG AUTOMOTIVE, INC."

     The By-Laws of the Corporation, as so amended, shall continue in full force and effect as the By-Laws of the Surviving Corporation, until altered, amended or repealed as provided therein or by law.

          5. The number of directors of the Surviving Corporation shall be nine until changed as provided by the By-Laws, and the directors and officers of Moog shall continue in office as the directors and officers of the Surviving Corporation until their successors are duly elected and qualified under the provisions of the By-Laws of the Surviving Corporation.

          6. As of the Effective Date, each share of the capital stock of Moog shall, by virtue of the merger provided for herein and without further action, be cancelled, and no shares shall be exchanged therefor.

          7. As of the Effective Date, each share of the common stock of the Corporation shall, by virtue of the merger provided for herein and without further action, be converted into and be deemed to become one share of the common stock of the Surviving Corporation, duly and validly authorized and issued and fully paid and nonassessable. Each holder of common stock of the Corporation, upon presentation for surrender to the Surviving Corporation of a certificate representing shares of such common stock, shall receive therefrom in exchange therefor a certificate representing an equal number of shares of the common stock of the Surviving Corporation. Each share of the Corporation's common stock held in the Corporation's treasury at the Effective Date shall, by virtue of the merger provided for herein and without further action, be converted into and be deemed to become one issued but not outstanding share of common stock of the Surviving Corporation.

          8. As of the Effective Date, the Surviving Corporation shall possess all of the property, rights, privileges, leases and patents, and be subject to all of the restrictions, disabilities, duties and obligations of Moog, without further action. The officers and directors of the Surviving Corporation are authorized to execute all deeds, assignments and documents of every nature that may be needed to effectuate the full and complete transfer of ownership of the property of Moog to the Surviving Corporation.

     IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the Corporation this 3rd day of January, 1978.

                                         NUMOOG, INC.


                                         By  /s/ Andrea Geisser
                                             ----------------------------------
                                                 Andrea Geisser
                                                 Vice-President

(Corporate Seal)

Attest:

/s/
---------------------
   (Secretary)

STATE OF NEW YORK    )
                     )  ss:
COUNTY OF NEW YORK   )

          On this 3rd day of January, 1978, before me, Edward William Kerson, Notary Public in and for said state, personally appeared Andrea Geisser, known to me to be the person who executed the within Articles of Merger on behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                         /s/ Edward William Kerson
                                         -----------------------------
                                                 Notary Public
                                              EDWARD WILLIAM KERSON
                                         Notary Public, State of New York
                                                No. 31-4647352
                                           Qualified in New York County
                                         Commission Expires March 30, 1979

                              ARTICLES OF MERGER
                              ------------------

                          Pursuant to Section 447 of
                            the Revised Statutes of
                         Missouri, 1978, Title XXIII,
                            Chapter 351 as amended

     MOOG AUTOMOTIVE, INC. (the "Corporation"), a corporation formed under the laws of the State of Missouri, in order to merge MOOG INTERNATIONAL, INC. ("MII"), a corporation formed under the laws of the State of Missouri, and REMCO INTERNATIONAL, INC. ("RII"), a corporation formed under the laws of the State of Missouri, into itself, pursuant to the provisions of Section 447 of the Revised Statutes of Missouri, 1978, Title XXIII, Chapter 351, as amended (the "General and Business Corporation Law"), does hereby certify as follows:

     FIRST: The Corporation and MII and RII are hereby merged and the Corporation is the surviving corporation.

     SECOND: The Board of Directors of the Corporation, at a regular meeting duly called and held November 6, 1980 adopted resolutions approving the plan of merger set forth in these Articles of Merger (the "Plan of Merger").

     THIRD: The Plan of Merger was duly adopted pursuant to Section 447 of the General and Business Corporation Law.

     FOURTH: The parent corporation, the Corporation, owns 100 percent of the outstanding shares of each class of MII and 100 percent of the outstanding shares of each class of RII and, accordingly, is in compliance with the 90 percent ownership requirement of Section 447 of the General and Business Corporation Law. The Corporation will maintain 100 percent ownership of the outstanding shares of each class of MII and RII until the issuance of the certificate of merger by the Secretary of State of Missouri.

     FIFTH: The resolutions of the Board of Directors of the Corporation approving the Plan of Merger and the Plan of Merger set forth therein are as follows:

          WHEREAS, the Corporation owns all of the outstanding stock of Moog International, Inc. ("MII") and all of the outstanding stock of Remco International, Inc. ("RII") and desires to merge MII and RII into itself;

          THEREFORE, BE IT RESOLVED, that effective as of the Effective Date (as defined herein) the Corporation merge and it does hereby merge MII and RII with and into itself and does hereby assume all of the obligations of MII and RII; and

          FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to make and execute in the name of the Corporation and under its corporate seal and to file in the proper public office Articles of Merger setting forth a copy of these resolutions and to take such other actions and execute and deliver such other documents as they may deem necessary or desirable in order to give effect to these resolutions; and

          FURTHER RESOLVED, that the terms and conditions of the merger of MII and RII with and into the Corporation (the "Plan of Merger") are as follows:

          1. The Corporation shall be the surviving corporation and is hereinafter sometimes referred to as the "Surviving Corporation."

          2. The date on which the merger shall become effective (the "Effective Date") shall be the close of business on the date on which the Secretary of State of the Missouri issues the certificate of merger or on December 30, 1980, whichever is later.

          3. As of the Effective Date, the Articles of Incorporation of the Corporation then in effect shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until altered, amended or repealed as provided by law.

          4. The By-Laws of the Corporation in effect as of the Effective Date shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided therein or by law.

          5. The number of directors of the Surviving Corporation shall be nine until changed as provided by the By-Laws and the directors and officers of the Corporation shall continue in office as the directors and officers of the Surviving Corporation until their successors are duly elected and qualified under the provisions of the By-Laws of the Surviving Corporation.

          6. As of the Effective Date, each share of the capital stock of MII and each share of the capital stock of RII shall, by virtue of the merger provided for herein and without further action, be cancelled and no shares shall be exchanged therefor.

          7. As of the Effective Date, each share of the common stock of the Corporation shall, by virtue of the merger and without further action, be converted into and be deemed to become one share of the common stock of the Surviving Corporation, duly and validly authorized and issued and fully paid and nonassessable. Each holder of common stock of the Corporation, upon presentation for surrender to the Surviving Corporation of a certificate representing shares of such common stock, shall receive therefrom in exchange therefor a certificate representing an equal number of shares of the common stock of the Surviving Corporation. Each share of the Corporation's common stock held in the Corporation's treasury at the Effective Date shall, by virtue of the merger provided for herein and without further action, be converted into and be deemed to become an issued but not outstanding share of common stock of the Surviving Corporation.

          8. As of the Effective Date, the Surviving Corporation shall possess all of the property, rights, privileges, leases and patents and be subject to all of the restrictions, disabilities, duties and obligations of MII and RII without further action. The officers and directors of the Surviving Corporation are authorized to execute all deeds, assignments and documents of every nature that may be needed to effectuate the full and complete transfer of ownership of the property of MII and RII to the Surviving Corporation.

     IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the Corporation this 10th day of December, 1980.

                                              MOOG AUTOMOTIVE, INC.


                                              By  /s/  William Webster
                                                 -------------------------------
                                                          President

(Corporate Seal)

Attest:

   /s/ Robert Scott
 -----------------------------
        Secretary


STATE OF MISSOURI    )
                     )        SS
COUNTY OF ST. LOUIS  )

     On this 10th day of December, 1980, before me, Gwendolyn K. Bailey, Notar Public in and for said state, personally appeared William Webster, known to me to be the person who executed the foregoing Articles of Merger on behalf of said corporation and acknowledged to me that he executed the same for purposes therein stated.


                            /s/ Gwendolyn K. Bailey
                          --------------------------
                                 Notary Public

                              GWENDOLYN K. BAILEY
                       NOTARY PUBLIC, STATE OF MISSOURI
                         MY COMMISSION EXPIRES 6/20/84
                               ST. LOUIS COUNTY

       STATEMENT OF CHANGE OF BUSINESS OFFICE OF A REGISTERED AGENT OF A
                        FOREIGN OR DOMESTIC CORPORATION
               (Section 351.625 or Section 351.375, Subsection 4
                               RSMo. Supp. 1977)

To SECRETARY OF STATE.
 Jefferson City, Missouri.                                    Charter No. 195550

     The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," represents that:

     1.   The name of the corporation (in Missouri) is MOOG AUTOMOTIVE, INC.

     2.   The name of this registered agent is United States Corporation Company

     3. The address, including street number, if any, of the PRESENT business office of the registered agent is Barton Building, 200 South Bemiston Avenue, St. Louis, MO. 63105

     4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 304 East High Street, Jefferson City, MO. 65101

     5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

     6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed is identical.

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON)
   IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this ________ day of ______________________________________,
19____.

                                              ----------------------------------
                                              Signature of Registered Agent

STATE OF __________________  )
                             ) ss.
COUNTY OF _________________  )

On this _____ day of _____________________________________, in the year 19_____, before me, ____________________________________________________________, a
Notary Public in and for said state, personally appeared __________________________________________________________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that _____ executed the same for the purposes therein stated.

                                              ----------------------------------
   (Notary Seal)                                   Notary Public

                                  My Commission Expires
                                                        ________________________
-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
   (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

   IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 18th day of October, 1982.
                                      ----        -------    --

                                            United States Corporation Company
                                           -----------------------------------
                                                   Name of Corporation
   (Corporate Seal)
 (If none state none)
                                          By  s/ Daniel S. Nuter
                                             ---------------------------------
                                                 Daniel S. Nuter
                                                 Vice-President
Attest:

   /s/ Catherine E. McNealy
------------------------------
       Secretary


STATE OF     New York
         ------------------  ) ss.
COUNTY OF    New York        ) ss.
          -----------------  )



On this 18th day of October in the year 1982, before me Ann Patalano, a
        ----        -------
Notary Public in and for said state, personally
appeared Daniel S. Nuter, Vice President United States Corporation
         ---------------  ----------------------------
Company   known to me to be the person who executed the within Statement of
Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                                             s/  Ann Patalano
                                                     ---------------------------
                                                               Notary Public

(Notary Seal)

                                                    Ann Patalano

                   My Commission Expires  Notary Public, State of New York
                                          --------------------------------
                                                   No. 41-3030105
                                              Qualified in Queens County
                                          Certificate filed in New York County
                                            Commission Expires March 30, 1983

   (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL
                                     ----
PERSON)

   IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this _____ day of ________________________________ __, 19____.

                                             ---------------------------------
                                             Signature of Registered Agent

STATE OF _______________________________________ )
                                                 )  ss.
COUNTY OF ______________________________________ )

On this _________ day of ___________________________, in the year 19____, before me, _____________________________________________________________, a Notary
Public in and for said state, personally appeared _____________________________ known to me to be the person who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that _____ executed the same for the purposes therein stated.

                                                            --------------------
                                                                Notary Public
(Notary Seal)
                            My Commission Expires
                                                            ____________________

-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
   (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A
                                     ----
CORPORATION)

   IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE-PRESIDENT, attested by its
SECRETARY or ASSISTANT SECRETARY this 28th day of August   , 1984.

                                               United States Corporation Company
                                               ---------------------------------
   (Corporate Seal)                                     Name of Corporation
   (If none state none)
                                          By          /s/ Daniel S. Nuter
                                               ---------------------------------
                                                         Vice-President
Attest:

----------------------
   Secretary

STATE OF        New York                 )
          ------------------------------
                                         )  ss.
COUNTY OF       New York                 )
          ------------------------------

On this 28th day of August in the year 1984, before me Ann Patalano, a Notary Public in and for said state, personally appeared Daniel S. Nuter, Vice President United States Corporation Company known to me to be the person who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                                    /s/  Ann Patalano
                                               --------------------------------
                                                         Notary Public
(Notary Seal)
                       My Commission Expires             Ann Patalano
                                               --------------------------------
                                               Notary Public, State of New York
                                                       No. 41-3030105
                                                  Qualified in Queens County
                                            Certificate filed in New York County
                                             Commission Expires March 30, 1985

       STATEMENT OF CHANGE OF BUSINESS OFFICE OF A REGISTERED AGENT OF A
                        FOREIGN OR DOMESTIC CORPORATION
               (Section 351.625 or Section 351.375, Subsection 4
                               RSMo. Supp. 1977)

To SECRETARY OF STATE.            Charter No. 195550ag

  Jefferson City, Missouri.

   The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," represents that:

1.  The name of the corporation (in Missouri) is MOOG AUTOMOTIVE, INC.

2.  The name of this registered agent is United States Corporation Company

3. The address, including street number, if any, of the PRESENT business office of the registered agent is 304 East High Street
    Jefferson City, MO 65101

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 300 B East High Street Jefferson City, MO 65101

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON)

  IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this ___ day of _____________, 19__.


                                       -----------------------------------------
                                             Signature of Registered Agent

STATE OF _________________ )
                           ) ss.
COUNTY OF_________________ )


On this _____ day of ______________, in the year 19__, before me, ______________________, a Notary Public in and for said state personally appeared _______________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that __ executed the same for the purposes therein stated.


                                       -----------------------------------------
                                                    Notary Public
(Notary Public)

                 My Commission Expires _______________________
-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

(THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION)

  IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT or VICE-PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 28th day of August, 1984.

                                       United States Corporation Company
                                       ---------------------------------
                                              Name of Corporation

  (Corporate Seal)
(If none state none)
                                       By  /s/ Daniel S. Nuter
                                       ----------------------------------
Attest:                                        Vice President


-----------------------------
Secretary

STATE OF New York          )
                           ) ss.
COUNTY OF New York         )


On this 28th day of August In the year 1984, before me Ann Patalano, a Notary Public in and for said state, personally appeared
Daniel S. Nuter, Vice President United States Corporation Company
   (Name)           (Title)           (Name of Corporation)


known to me to be the person who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                       /s/ Ann Patalano
                                       ----------------------------------
                                           Notary Public

(Notary Seal)

                            My Commission Expires        Ann Patalano
                                                  -----------------------

                               Articles of Merger

                            PARENT SUBSIDIARY MERGER
                             Section 351.447 RSMo.
                 (To be submitted in DUPLICATE by an Attorney)

     Pursuant to the provisions of the General and Business Corporation Law of Missouri, the undersigned corporations certify that:

     (1)        Moog Automotive, Inc.       a              Missouri
         ---------------------------------      ------------------------------
                (Name of Corporation)              (State of Incorporation)


     (2)  Precision Universal Joint Corp.   a              Delaware
         ---------------------------------      ------------------------------
                (Name of Corporation)              (State of Incorporation)

     (3)                                    a
         ---------------------------------      ------------------------------
                (Name of Corporation)              (State of Incorporation)

         are hereby merged and     Moog Automotive, Inc.
                               -------------------------------
                                   (Name of Corporation)

         a         Missouri          corporation, is the surviving corporation.
            ------------------------
            (State of Incorporation)


     (4) On December 13, 1984 the board of directors of  Moog Automotive, Inc.
            -----------------                           -----------------------
                                                         (Name of Corporation)

         by duly adopted resolution approved the plan of merger set forth in these articles.

     (5) On December 20, 1984 the board of directors of  Precision
            -----------------                           -----------
         Universal Joint Corp. by duly adopted resolution approved the plan of
         ---------------------
         (Name of Corporation)

         merger set forth in these articles.

     (6) On ___________________________the board of directors of________________

         __________________________   by duly adopted resolution approved the
           (Name of Corporation)

         plan of merger set forth in these articles.

     (7) This plan of merger has been adopted pursuant to Section 351.447 RSMo.

     (8) The resolution of the board of directors of the parent corporation,
                                                         ------
         Moog Automotive, Inc. a        Missouri          corporation,
         ---------------------   ------------------------
         (Name of Corporation)   (State of Incorporation)

         approving the plan of merger is as follows:

      a         Missouri         corporation, is in compliance with
        ------------------------                                    ---------
        (State of Incorporation)
      percent ownership requirement of Section 351.447 RSMo. And will maintain at least 90 per cent ownership of each of the other corporations, party to the merger, until the issuance of the Certificate of merger by the secretary of the state of Missouri.


(10)  PLAN OF MERGER

1.       Moog Automotive, Inc.   , a         Missouri         corporation, is
      ---------------------------    ------------------------
         (Name of Corporation)       (State of Incorporation)
      the surviving corporation.

2.    All of the property, rights, privileges, leases and patents of the
        Precision Universal Joint Corp.  , a         Delaware
      -----------------------------------    ------------------------
             (Name of Corporation)           (State of Incorporation)
      corporation, and
                       -------------------------------------------------------
                                        (Name of Corporation)
                               corporation, shall become the property of the
      ------------------------
      (State of Incorporation)
      surviving corporation, which corporation, assumes all of the obligations of the merging corporations(s). The officers and board(s) of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be necessary or appropriate to effectuate a full and complete transfer of ownership.

3. The officers and board of directors of the surviving corporation shall continue in office until their successors are duly elected and qualified.

4. (To be completed if the parent corporation does not own all of the outstanding shares of each of the subsidiary corporations party to the merger.)

      The consideration to be paid by the surviving corporation upon surrender of each share of the subsidiary corporation(s) which is not owned by the parent corporation is as follows:

5. (To be completed if the parent corporation is not the surviving corporation.)

      The outstanding shares of                                       a
                                -------------------------------------
                                        (Name of Corporation)
                              , the parent corporation, shall be exchanged for
      ------------------------
      (State of Incorporation)
      shares of the surviving corporation in the manner and on the basis set forth below:

6. (To be completed if the surviving corporation is a Missouri corporation and its name is to be changed.)

      The name of the surviving corporation,
                                             --------------------------------
      is/is not changed as follows:


(11)  (To be stated if the parent corporation is not the surviving corporation)

      The proposed merger has been approved by receiving the affirmative vote of at least two-thirds of the outstanding shares of the parent corporation entitled to vote thereon at a meeting thereof duly called and held.

These Articles of Merger have been executed in duplicate by the _____ corporations as of the day and year hereafter acknowledged.


                                                Moog Automotive, Inc.
                                         ------------------------------------
      (Corporate Seal)                          (Name of Corporation)
Attest:

/s/ John Corey                           by  /s/ William Webster
---------------------------                  --------------------------------
      (Secretary)                                (President)



                                                Precision Universal Joint Corp.
                                              ----------------------------------
      (Corporate Seal)                              (Name of Corporation)

Attest:

/s/ Alex W. Wong                                  by /s/ William Webster
--------------------------------                     ---------------------------
      (Secretary)                                 (President)


   (Corporate Seal)                           __________________________________
                                                    (Name of Corporation)

Attest:                                       by _______________________________
                                                          (President)
________________________________
       (Secretary)




STATE OF  MISSOURI           )
         --------------------
                             ) ss.
COUNTY OF  ST. LOUIS         )
           ------------------

I, GWENDOLYN K. BAILEY, a notary public, do hereby certify that on this 19th day of December, 1984, personally appeared before me WILLIAM WEBSTER, who, being by me first duly sworn, declared that he is the PRESIDENT of PRECISION UNIVERSAL JOINT CORP., that he signed the foregoing document as PRESIDENT of the corporation, and that the statements therein contained are true.

   (Notarial Seal)                /s/ Gwendolyn K. Bailey
                                  --------------------------------
                                          (Notary Public)

STATE OF MISSOURI    )
                     )  ss.
COUNTY OF ST. LOUIS  )

I, GWENDOLYN K. BAILEY, a notary public, do hereby certify that on this 19th day of December, 1984, personally appeared before me WILLIAM WEBSTER, who, being by me first duly sworn, declared that he is the PRESIDENT of PRECISION UNIVERSAL JOINT CORP., that he signed the foregoing document as PRESIDENT of the corporation, and that the statements therein contained are true.

  (Notarial Seal)                 /s/ Gwendolyn K. Bailey
                               --------------------------------------
                                              (Notary Public)

STATE OF ILLINOIS    )
                     )  ss.
COUNTY OF COOK       )

I, LINDA F. DAUDEL, a notary public, do hereby certify that on this 20th day of December, 1984, personally appeared before me ALEX W. WONG, who, being by me first duly sworn, declared that he is the SECRETARY of PRECISION UNIVERSAL JOINT CORP., that he signed the foregoing document as SECRETARY of the corporation, and that the statements therein contained are true.

    (Notarial Seal)               /s/ Linda F. Daudel
                             --------------------------------------
                                            (Notary Public)

                    STATEMENT OF CHANGE OF REGISTERED AGENT
                              OR REGISTERED OFFICE
                       BY A GENERAL BUSINESS CORPORATION
                            OR A LIMITED PARTNERSHIP



To:  Honorable Roy D. Blunt
     Secretary of State
     State of Missouri                                 Charter No.  00195550
     P.O. Box 778
     Jefferson City, MO 65102

          The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent. "The General and Business Corporation Act of Missouri." or the "Missouri Uniform Limited Partnership Law." represents that:

     1. The name of the corporation/ltd. Partnership is Moog Automotive, Inc.

     2. The name of its PRESENT registered agent (before change) is United States Corporation Co.

     3. The name of the new registered agent is John C. Corey

     4. The address, including street number, if any, of its PRESENT registered office (before change) is
     300B East High Street, Jefferson City, MO 65101

     5. Its registered office (including street number, if any change is to be made) is hereby CHANGED
     6565 Wells Avenue, St. Louis MO 63133

     The address of its registered office and the address of the business office of its registered agent as changed will be identical.

     Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the _____ partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER or the limited partnership, and attested to by the assistant secretary if a corporation on the 14th day of December 1990



                                           MOOG AUTOMOTIVE, INC.
                                           -------------------------------------
                                Name of corporation or limited partnership

     (CORPORATE SEAL)
     If no seal, state "none"

                                By       /s/ Larry McCurdy
                                     -------------------------------------------
                                      President or Vice President of corporation
                                                         or
                                      General Partner of limited partnership

Attest:

----------------------------------------
   Secretary or Assistant Secretary
          of corporation

State of Missouri
                       ss.
County of St. Louis


      I, Margaret Nicholson a Notary Public, do hereby certify that on the 14th day of December 1990 personally appeared before me Larry McCurdy who declares he/she is the President or Vice President of the corporation, or a General Partner of the limited partnership, executing the foregoing document, and being first duly sworn, acknowledged that he/she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/  Margaret Nicholson
                                       -------------------------------------
                                                    Notary Public

     (Notarial Seal)

                                       My commission expires August 1, 1994

                    STATEMENT OF CHANGE OF REGISTERED AGENT
                             OR REGISTERED OFFICE

                                                   Charter No.  00195550  AG
                                                   -----------------------------

The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri For the purpose of changing its registered agent "The General and Business Corporation Act of Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

(1)  The name of the corporation/ltd. partnership is:
           Moog Automotive, Inc.
--------------------------------------------------------------------------------

(2) The name of its registered agent before this change is:
          John C. Corey
--------------------------------------------------------------------------------

(3) The name of new registered agent is:            Glenn J. Holler
                                        ----------------------------------------

(4) The address, including street number, if any, of its registered office before this change is:
          6565 Wells Avenue, St. Louis, Missouri 63133
--------------------------------------------------------------------------------

(5) Its registered office (including street number, if any change is to be made) is hereby CHANGED TO:
          SAME
--------------------------------------------------------------------------------

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation or limited partnership has caused this report to be executed in its name by its PRESIDENT or VICE PRESIDENT of the corporation, or GENERAL PARTNER or the limited partnership, an attested to by the assistant secretary if a corporation on the 9th day of April 1992.


                              MOOG AUTOMOTIVE, INC.
                              -----------------------------------------------
                              Name of corporation or limited partnership

      (CORPORATE SEAL)
      If no seal, state "none"

                              By /s/ L.W. McCurdy
                              -----------------------------------------------
                                 President or Vice President of corporation
                                                   or
                                General Partner of limited partnership

Attest:
       /s/  Glenn J. Holler
--------------------------------------
   Secretary or Assistant Secretary
           of corporation

State of Missouri
                          SS
County of St. Louis

   I, B.L. Burd, a Notary Public, do hereby certify that on the 9th day of April, 1992 personally appeared before me L.W. McCurdy who declares he is the President of the corporation, executing the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

   IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/  B.L. Burd
                                -----------------------------------------------
                                                Notary Public

      (Notarial Seal)

                       My commission expires November 27, 1995

SECRETARY OF STATE
P.O. Box 778
JEFFERSON CITY, MO 65102

                    STATEMENT OF CHANGE OF REGISTERED AGENT
                              OR REGISTERED OFFICE

                                     Charter No. 195550
                                                 -----------


The undersigned corporation or limited partnership, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent "The General and Business Corporation Act of Missouri" or the "Missouri Uniform Limited Partnership Law," represents that:

(1)  The name of the corporation is:
     Moog Automotive, Inc.

(2)  The name of its registered agent before this change is:
     Glenn J. Holler

(3)  The name of new registered agent is:
     C T CORPORATION SYSTEM

(4) The address, including street number, if any, of its registered office before this change is:
     6565 Wells Avenue, St. Louis, Missouri 63133

(5) Its registered office (including street number, if any change is to be made) is hereby CHANGED TO:
     906 Olive Street, St. Louis, Missouri 63101

(6) The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

(7) Such change was authorized by resolution duly adopted by the board of directors of the corporation or by the limited partnership.

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its VICE PRESIDENT of the corporation, and attested to by the secretary if a corporation on the 16th day of November , 1992


                                  MOOG AUTOMOTIVE, INC.
                                  ---------------------------------------------
                                  Name of corporation or limited partnership

      (CORPORATE SEAL)
      If no seal, state "none"

                               By /s/ Diane K. Schumacher
                                  ---------------------------------------------
                                      Vice President of corporation
                                                or
                                      D. Bradley McWilliams, Vice/President

Attest:
 /s/ Diane K. Schumacher
-----------------------------
     Secretary of corporation

State of TEXAS

                 SS
County of HARRIS


   I, Linda F. Hartdegen a Notary Public, do hereby certify that on the 16th day of November , 1992 personally appeared before me D. Bradley McWilliams who declares he is the Vice President of the corporation, executing the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

   IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                       /s/ Linda F. Hartdegen
                                       ----------------------------------------
                                           Notary Public for the State of Texas
                                           Linda F. Hartdegen

      (Notarial Seal)

                             My commission expires August 4, 1994

SECRETARY OF STATE
P.O. Box 778
JEFFERSON CITY, MO 65102

                    AMENDMENT OF ARTICLES OF INCORPORATION
                        (To be submitted in duplicate)

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is Moog Automotive, Inc. The name under which it was originally organized was Numoog, Inc.

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on December 17, 1997

3.   Article Number One is amended to read as follows:

     the name of the corporation is:  Moog Automotive Products, Inc.

3.a. The Amendment herein provided for shall be effective January 1, 1998.

4. ____________________________ shares outstanding 100 or such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

               Class                             Number of Outstanding Shares

               Common                                   100

5.   The number of shares voted for and against the amendment was as follows:

               Class          No. Voted For            No. Voted Against

               Common              100                          0

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:


     If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:


7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

          IN WITNESS WHEREOF, the undersigned,      Randall B. Ammerman
                                               ---------------------------------
                                                               President or

                                            has executed this instrument and its
-------------------------------------------
Karen E. Herbert                                                 has affixed its
----------------------------------------------------------------
                Secretary or Assistant Secretary

corporate seal hereto and attested said seal on the   17th   day of   December
                                                     ------          ----------
19 97 .
  ----


           Place
      CORPORATE SEAL
           Here
(If no seal, state "None.")               Moog Automotive, Inc.
                                         ---------------------------------------
                                                      Name of Corporation

ATTEST:  Karen E. Herbert                Randall B. Ammerman


      /s/ Karen E. Herbert                By     /s/ Randall B. Ammerman
--------------------------------            ------------------------------------
Secretary or Assistant Secretary                 President or Vice President


State of          Texas
        ------------------------

County of        Harris
         -----------------------

I,     Barbara W. Widra    , Notary Public do hereby certify that on this
        ------------------------
   17th   day of     December   , 19 97  , personally appeared before me
---------        ---------------     ----
 Randall B. Ammerman and Karen E. Herbert  who, being by me first duly sworn,
------------------------------------------
declared that he is the      Vice President      and Assistant Secretary
                        --------------------------------------------------------
of   Moog Automotive,  Inc.
    ----------------------------------------------------------------------------
that he signed the foregoing documents as      Vice President and Assistant
                                          --------------------------------------
Secretary  of the corporation, and that the statements therein contained are
----------
true.



                                                    /s/ Barbara A. Widra
                                          --------------------------------------
                                                         Notary Public

                                          My commission expires October 7, 2000
                                                                ----------------




                              ARTICLES OF MERGER

                                       OF
                          WAGNER ELECTRIC CORPORATION
                                      INTO
                             MOOG AUTOMOTIVE, INC.

     The undersigned corporations, pursuant to the provisions of the General and Business Corporation Law of Missouri as amended, hereby execute the following articles of merger.

                                   ARTICLE I

     the names of the corporations proposing to merge and the names of the States under the law of which such corporations are organized, are as follows:

Name of Corporation                           State of Incorporation
-------------------                           ----------------------

Moog Automotive, Inc.                                Missouri
Wagner Electric Corporation                          Delaware

                                   ARTICLE II

     The laws of Delaware, under which the above foreign corporation is organized, permit such merger.

                                  ARTICLE III

     The name of the surviving corporation shall be Moog Automotive, Inc. and it shall be governed by the laws of the State of Missouri.

                                   ARTICLE IV

     The plan of merger is as follows:

                 PLAN OF MERGER OF WAGNER ELECTRIC CORPORATION
                          INTO MOOG AUTOMOTIVE, INC.

     WHEREAS, the Boards of Directors and shareholders of Wagner Electric Corporation and Moog Automotive, Inc. have decided that it is in the best interest of such corporations and their shareholders to merge Wagner Electric Corporation with and into Moog Automotive, Inc.,

     NOW THEREFORE, the above named corporations agree as follows:

     1. Effective January 1, 1997 (the "Effective Date"), Wagner Electric Corporation, a Delaware corporation, (Wagner Electric Corporation referred to as the "merging corporation") shall merge into Moog Automotive, Inc., a Missouri Corporation (the "surviving corporation").

     2. All of the property, rights, privileges, leases and patents of the merging corporation are to be transferred to and become the property of the surviving corporation. The Officers and Boards of Directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

     3. The Officers and Board of Directors of Moog Automotive, Inc. shall continue in office until their successors are duly elected and qualified under the provisions of the bylaws of the surviving corporation.

     4.  The outstanding shares of the merging corporation shall be cancelled.

     5. The articles of incorporation of the surviving corporation as in effect immediately prior to the merger shall be the articles of incorporation of the surviving corporation after the merger.

     6. The state of incorporation of the surviving corporation shall be and remain the State of Missouri.

     7.  The name of the surviving corporation shall be "Moog Automotive, Inc."

     8. The bylaws of the surviving corporation as in effect immediately prior to the merger shall be and constitute the bylaws of the surviving corporation until the same shall be properly altered, amended or repealed.

     9. As to each corporation participating in the merger, the designation and number of outstanding shares of each class and series, the class or series of shares entitled to vote on the merger and each class and series entitled to vote on the merger as a series, are set forth below:

                               Designation and Number of
                               Outstanding Shares in Each  Class or Series of Share   Class or Series
Name of Corporation                 Class or Series             Entitled to Vote     to Vote as a Class
-----------------------------  --------------------------  ------------------------  ------------------
Wagner Electric Corporation    1,078 Common               Common                    N/A

Moog Automotive, Inc.          100 Common                 Common                    N/A

     10. A copy of this Plan of Merger is on file at the office of the surviving corporation at 6565 Wells Avenue, St. Louis, Missouri 63133 and will be furnished by the surviving corporation, on request and without cost, to any shareholder of the merging corporation or the surviving corporation.

     11. The merging corporation and the surviving corporation shall take or cause to be taken, all action, or do or cause to be done, all things necessary, proper or advisable to consummate and make effective the merger.

     12. If at any time the surviving corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the surviving corporation the title and property or rights of the merging corporation, the proper officers and directors of the merging corporation shall execute and make all such proper assignments and assurances in law and do all things necessary or proper to vest such property or rights in the surviving corporation, and otherwise to carry out the purposes of this Plan of Merger, and the proper officers and directors of the surviving corporation, are fully authorized in the name of the merging corporation, or otherwise, to take any and all such action.

                                   ARTICLE V

(i) The Board of Directors of Moog Automotive, Inc. by unanimous written consent dated December 16, 1996 approved the Plan of Merger set forth in these Articles, which Plan was also approved by written consent of the sole shareholder of Moog Automotive, Inc. dated December 16, 1996.

(ii) The Board of Directors of Wagner Electric Corporation by unanimous written consent dated December 16, 1996 approved the Plan of Merger set forth in these Articles, which Plan was also approved by written consent of the sole shareholder of Wagner Electric Corporation dated December 16, 1996.

                                   ARTICLE VI

     As to each corporation, the number of shares outstanding and the number of shares entitled to vote are:



                                Total Number of    Total Number of Shares
     Name of Corporation       Shares Outstanding     Entitled to Vote
     -------------------       ------------------  ----------------------

Moog Automotive, Inc.                         100                     100
Wagner Electric Corporation                 1,078                   1,078

                                  ARTICLE VII

     As to each corporation, the number of shares voted for and against the plan, respectively are:


                               Total Shares          Total Shares
      Name of Corporation        Voted For           Voted Against
      -------------------      ------------          -------------

Moog Automotive, Inc.                   100               -0-

Wagner Electric Corporation           1,078               -0-

                                  ARTICLE VIII

     All provisions of the law of the State of Missouri and the law of the State of Delaware applicable to the proposed merger have been complied with.

     IN WITNESS WHEREOF, Moog Automotive, Inc., a corporation existing under the laws of the State of Missouri, has caused these Articles of Merger to be executed in its name by its Vice President, and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 19th day of December, 1996.


                                    MOOG AUTOMOTIVE, INC.


[SEAL]                                   /s/  Randall B. Ammerman
                                         --------------------------------------
                                         By:  Randall B. Ammerman
                                              Vice President
ATTEST:


/s/  Karen E. Herbert
----------------------------------------
By:  Karen E. Herbert
     Assistant Secretary

  IN WITNESS WHEREOF, Wagner Electric Corporation, a corporation existing under the laws of the State of Delaware, has caused these Articles of Merger to be executed in its name by its Vice President, and its corporate seal to be thereto affixed, attested by its Assistant Secretary, this 19th day of December, 1996.

                                    WAGNER ELECTRIC CORPORATION

     [SEAL]
                                     /s/ Randall B. Ammerman
                                    ------------------------------------------
                                    By: Randall B. Ammerman
     ATTEST:                            Vice President


      /s/ Karen E. Herbert
     ----------------------------------
     By: Karen E. Herbert
         Assistant Secretary

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     This instrument was acknowledged before me on the 19th day of December, 1996 by Randall B. Ammerman, Vice President of Moog Automotive, Inc., a Missouri corporation, and Wagner Electric Corporation, a Delaware corporation, on behalf of said corporations.



                                  /s/  Diane Dover
                                 ----------------------------------------------
                                       Notary Public in and for
                                       Harris County, Texas





STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     This instrument was acknowledged before me on the 19th day of December, 1996 by Randall B. Ammerman, Vice President of Moog Automotive, Inc., a Missouri corporation, and Wagner Electric Corporation, a Delaware corporation, on behalf of said corporations.



                                  /s/ Diane Dover
                                 ----------------------------------------------
                                      Notary Public in and for
                                      Harris County, Texas

                              ARTICLES OF MERGER

                                      OF

                             AUTO COMPONENTS, INC.

                              D. J. T. REALTY CO.

                            GENERAL DRIVESHAFT CO.

                             M/E AUTOMOTIVE CORP.

                          MOOG AUTOMOTIVE GROUP, INC.

                       MOOG AUTOMOTIVE INVESTMENT, INC.

                              ROLERO-OMEGA, INC.

                                     INTO

                             MOOG AUTOMOTIVE, INC.



     The undersigned corporations, pursuant to the provisions of "The General and Business Corporation Law of Missouri" as amended, hereby execute the following articles of merger:


                                  ARTICLE ONE

     The names of the corporations proposing to merge and the names of the States under the law of which such corporations are organized, are as follows:

      Name of Corporation                       State of Incorporation
      -------------------                       ----------------------
Moog Automotive, Inc.                                  Missouri
Auto Components, Inc.                                  Illinois
D. J. T. Realty Co.                                    Delaware
General Driveshaft Co.                                 Michigan
M/E Automotive Corp.                                   Delaware
Moog Automotive Group, Inc.                            Delaware
Moog Automotive Investment, Inc.                       Delaware
Rolero-Omega, Inc.                                     Delaware


                                  ARTICLE TWO

     The laws of Illinois, Delaware and Michigan under which the above foreign corporations are organized, permit such merger.

                                 ARTICLE THREE

     The name of the surviving corporation shall be Moog Automotive, Inc. and it shall be governed by the laws of the State of Missouri.


                                 ARTICLE FOUR

     The plan of merger is as follows:

                                PLAN OF MERGER
                                      OF
                             AUTO COMPONENTS, INC.
                              D. J. T. REALTY CO.
                            GENERAL DRIVESHAFT CO.
                             M/E AUTOMOTIVE CORP.
                          MOOG AUTOMOTIVE GROUP, INC.
                       MOOG AUTOMOTIVE INVESTMENT, INC.
                              ROLERO-OMEGA, INC.
                                     INTO
                             MOOG AUTOMOTIVE, INC.

     WHEREAS, Moog Automotive Group, Inc. owns one hundred percent of the outstanding capital stock of Moog Automotive Investment, Inc.; Moog Automotive Investment, Inc. owns one hundred percent of the outstanding capital stock of Moog Automotive, Inc.; and Moog Automotive, Inc. owns one hundred percent of the outstanding capital stock of each of Auto components, Inc., D. J. T. Realty Co., General Driveshaft Co., M/E Automotive Corp. and Rolero-Omega, Inc.; and

     WHEREAS, the Board of Directors and shareholders of each of the above named corporations have decided that it is in the best interests of such corporations and their shareholders to merge with Moog Automotive, Inc., the survivor;

     NOW THEREFORE, the above named corporations agree as follows:

     1. Effective December 31, 1993 (the "Effective Date"), Auto Components, Inc., an Illinois corporation, D. J. T. Realty Co., a Delaware corporation, General Driveshaft Co., a Michigan corporation, M/E Automotive Corp., a Delaware corporation, Moog Automotive Group, Inc., a Delaware corporation, Moog Automotive Investment, Inc., a Delaware corporation, and Rolero-Omega, Inc., a Delaware corporation, (the foregoing corporations referred to collectively as the "merging corporations") shall merge into Moog Automotive, Inc., a Missouri Corporation (the "surviving corporation").

     2. All of the property, rights, privileges, leases and patents of the merging corporations are to be transferred to and become the property of Moog Automotive, Inc., the surviving corporation. The Officers and Board of Directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

     3. The Officers and Board of Directors of Moog Automotive, Inc. shall continue in office until their successors are duly elected and qualified under the provisions of the bylaws of the surviving corporation.

     4. a. The outstanding shares of Auto Components, Inc., D. J. T. Realty Co., General Driveshaft Co., M/E Automotive Corp., Moog Automotive Investment, Inc., Rolero-Omega, Inc. and Moog Automotive, Inc. shall be cancelled.

         b. The outstanding shares of Moog Automotive Group, Inc., the ultimate parent of each of the merging corporations (other than itself) and Moog Automotive, Inc. , shall be exchanged for shares of Moog Automotive, Inc., the surviving corporation, on the following basis:

               Each outstanding share of Common Stock, $.01 par value each, of Moog Automotive Group, Inc. shall be exchanged for one share of Common Stock, $.10 par value each, of Moog Automotive, Inc.

     5. The articles of incorporation of the surviving corporation are not amended.

     6. The state of incorporation of the surviving corporation shall be and remain in the State of Missouri.

     7.  The name of the surviving corporation shall be "Moog Automotive, Inc."

     8. the bylaws of Moog Automotive, Inc. as in effect immediately prior to the merger shall be and constitute the bylaws of the surviving corporation until the same shall be properly altered, amended or repealed.

     9. As to each corporation participating in the merger, the designation and number of outstanding shares of each class and series, the class or series of shares entitled to vote on the merger and each class and series entitled to vote on the merger as a series, are set forth below:

                                                                                        Class
                                         Designation and                              or Series
                                      Number of Outstanding     Class or Series      Entitled to
                                      Shares of Each Class     Of Shares Entitled      Vote as
Name of Corporation                         or Series               to Vote            a Class
-------------------                   ---------------------    ------------------    -----------

Auto Components, Inc.                 50,000 Common            Common                    N/A

D. J. T. Realty Co.                   15,000 Class A Common    Class A Common            N/A
                                      30,000 Class B Common

General Driveshaft Co.                1,000 Common             Common                    N/A

M/E Automotive Corp.                  100 Common               Common                    N/A

Moog Automotive Group, Inc.           100 Common               Common                    N/A

Moog Automotive Investment, Inc.      18,600 Class A Common    Class B Common            N/A
                                      20,000 Class B Common

Rolero-Omega, Inc.                    15 Common                Common                    N/A

Moog Automotive, Inc.                 100 Common               Common                    N/A

     10. A copy of this Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any of the merging corporations or the surviving corporation.

     11. Each of the merging corporations and the surviving corporation shall take or cause to be taken, all action, or do or cause to be done, all things necessary, proper or advisable to consummate and make effective the merger.

     12. If at any time the surviving corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the surviving corporation the title and property or rights of the merging corporations, the proper officers and directors of the merging corporations shall execute and make all such proper assignments and assurances in law and do all things necessary or proper to vest such property or rights in the surviving corporation, and otherwise to carry out the purposes of this Plan of Merger, and the proper officers and directors of the surviving corporation are fully authorized in the name of the merging corporations, or otherwise, to take any and all such action.

                                 ARTICLE FIVE

     (i) The Board of Directors of Moog Automotive, Inc. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of Moog Automotive, Inc.

     (ii) The Board of Directors of Auto Components, Inc. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of Auto Components, Inc.

     (iii) The Board of Directors of D. J. T. Realty Co. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of D. J. T. Realty Co.

     (iv) The Board of Directors of General Driveshaft Co. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of General Driveshaft Co.

     (v) The Board of Directors of M/E Automotive Corp. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of M/E Automotive Corp.

     (vi) The Board of Directors of Moog Automotive Corp. Inc. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of Moog Automotive Group, Inc.

     (vii) The Board of Directors of Moog Automotive Investment, Inc. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of Moog Automotive Investment, Inc.

     (viii) The Board of Directors of Rolero-Omega, Inc. by unanimous written consent resolution of the members of such Board approved the Plan of Merger set forth in these Articles, which Plan thereafter was approved by written consent of the sole shareholder of Rolero-Omega, Inc.

                                  ARTICLE SIX

     As to each corporation, the number of shares outstanding and the number of shares entitled to vote are:

                                                      Total Number
                                        Total Number    of Shares
                                          of Shares    Entitled to
     Name of Corporation                 Outstanding      Vote
     -------------------                 -----------   -----------
Moog Automotive, Inc.                          100           100
Auto Components, Inc.                       50,000        50,000
D. J. T. Realty Co.                         45,000        15,000
General Driveshaft Co.                       1,000         1,000
M/E Automotive Corp.                           100           100
Moog Automotive Group, Inc.                    100           100
Moog Automotive Investment, Inc.            38,600        20,000
Rolero-Omega, Inc.                              15            15

                                 ARTICLE SEVEN

     As to each corporation, the number of shares voted for and against the plan, respectively are:



                                       Total Shares   Total Shares
Name of Corporation                      Voted For    Voted Against
-------------------                    ------------   -------------

Moog Automotive, Inc.                          100         - 0 -
Auto Components, Inc.                       50,000         - 0 -
D. J. T. Realty Co.                         15,000         - 0 -
General Driveshaft Co.                       1,000         - 0 -
M/E Automotive Corp.                           100         - 0 -
Moog Automotive Group, Inc.                    100         - 0 -
Moog Automotive Investment, Inc.            20,000         - 0 -
Rolero-Omega, Inc.                              15         - 0 -

                                 ARTICLE EIGHT

     All provisions of the law of the State of Missouri and the States of Illinois, Delaware and Michigan applicable to the proposed merger have been complied with.

     IN WITNESS WHEREOF, said Moog Automotive, Inc. a corporation existing under the laws of the State of Missouri, has caused these Articles to be executed in its name by its Vice President, and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                 Moog Automotive, Inc.


                                 /s/ D. Bradley McWilliams
                                 --------------------------
(CORPORATE SEAL)                 By:  D. Bradley McWilliams
                                      Vice President
Attest:


/s/ Karen E. Herbert
---------------------
Assistant Secretary

     IN WITNESS WHEREOF, said Auto Components, Inc., a corporation existing under the laws of the State of Illinois, has caused these Articles to be executed in its name by its Vice President and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                 Auto Components, Inc.


                                 /s/ D. Bradley McWilliams
                                 --------------------------
                                 By:  D. Bradley McWilliams
(CORPORATE SEAL)                      Vice President

Attest:


/s/ Karen E. Herbert
------------------------
By: Karen E. Herbert
    Assistant Secretary

  IN WITNESS WHEREOF, said D. J. T. Realty Co., a corporation existing under the laws of the State of Delaware, has caused these Articles to be executed in its name by its Vice President and its corporate seal to be thereto affixed, attested by its Secretary this 22nd day of December 1993.

                                 D. J. T. Realty Co.


                                 /s/ D. Bradley McWilliams
                                 -------------------------
(CORPORATE SEAL)                 By:  D. Bradley McWilliams
                                      Vice President
Attest:


/s/ Karen E. Herbert
------------------------
By: Karen E. Herbert
    Secretary

     IN WITNESS WHEREOF, said General Driveshaft Co., a corporation existing under the laws of the State of Michigan, has caused these Articles to be executed in its name by its Vice President and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                 General Driveshaft Co.


                                 /s/ D. Bradley McWilliams
                                 -------------------------
(CORPORATE SEAL)                 By:  D. Bradley McWilliams
                                      Vice President
Attest:

/s/ Karen E. Herbert
-----------------------------
By:  Karen E. Herbert
     Assistant Secretary

     IN WITNESS WHEREOF, said Moog Automotive Investment, Inc., a corporation existing under the laws of the State of Delaware, has caused these Articles to be executed in its name by its President and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                 Moog Automotive Investment, Inc.

                                 /s/  D. Bradley McWilliams
                                 ----------------------------
(CORPORATE SEAL)                 By: D. Bradley McWilliams
                                     President
Attest:


/s/  Karen E. Herbert
-------------------------------
By:  Karen E. Herbert
     Assistant Secretary

     IN WITNESS WHEREOF, said Moog Automotive Group, Inc. a corporation existing under the laws of the State of Delaware, has caused these Articles to be executed in its name by its President and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                 Moog Automotive Group, Inc.


NO SEAL IN EXISTENCE
--------------------

(CORPORATE SEAL)                 /s/ D. Bradley McWilliams
                                 ----------------------------
                                 By:  D. Bradley McWilliams
Attest:                               Vice President

/s/  Karen E. Herbert
-------------------------------
By:  Karen E Herbert
     Assistant Secretary

     IN WITNESS WHEREOF, said Moog Automotive Investment, Inc., a corporation existing under the laws of the State of Delaware, has caused these Articles to be executed in its name by its President and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                 Moog Automotive Investment, Inc.


NO SEAL IN EXISTENCE
                                    /s/  D. Bradley McWilliams
                                    -----------------------------
(CORPORATE SEAL)                    By:  D. Bradley McWilliams
                                         Vice President
Attest:


/s/  Karen E. Herbert
--------------------------
By:  Karen E. Herbert
     Assistant Secretary

     IN WITNESS WHEREOF, said Rolero-Omega, Inc. a corporation existing under the laws of the State of Delaware, has caused these Articles to be executed in its name by its Vice President and its corporate seal to be thereto affixed, attested by its Assistant Secretary this 22nd day of December 1993.

                                    Rolero-Omega, Inc.


                                    /s/ D. Bradley McWilliams
                                    -----------------------------
(CORPORATE SEAL)                    By:  D. Bradley McWilliams
                                         Vice President
Attest:


/s/  Karen E. Herbert
--------------------------
By:  Karen E. Herbert
     Assistant Secretary

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of Moog Automotive, Inc., that he signed the forgoing document as Vice President of the corporation, and that the statements therein contained are true.


                                  /s/ Diane Dover
                                  ---------------------
                                      Notary Public



My Commission Expires: 8/16/96.



STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of Auto Components, Inc., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                  /s/ Diane Dover
                                  ---------------------
                                      Notary Public



My Commission Expires:  8/16/96.

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of D. J. T. Realty Co., that he signed the forgoing document as Vice President of the corporation, and that he statements therein contained are true.


                                    /s/ Diane Dover
                                    -------------------
                                        Notary Public



My Commission Expires: 8/16/96.


STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of General Driveshaft Co., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                    /s/ Diane Dover
                                    ---------------------
                                        Notary Public



My Commission Expires:  8/16/96.

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of M/E Automotive Corp., that he signed the forgoing document as Vice President of the corporation, and that he statements therein contained are true.


                                    /s/ Diane Dover
                                    -------------------
                                        Notary Public



My Commission Expires:  8/16/96.




STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of Moog Automotive Group, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                    /s/ Diane Dover
                                    --------------------
                                        Notary Public



My Commission Expires: 8/16/96.

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of Moog Automotive, Inc., that he signed the forgoing document as President of the corporation, and that he statements therein contained are true.


                                       /s/ Diane Dover
                                       -----------------------------------------
                                       Notary Public



My Commission Expires: 8/16/96.







STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

     I, Diane Dover, a Notary Public, do hereby certify that on this 22nd day of December, 1993, personally appeared before me D. Bradley McWilliams, who, being by me first duly sworn declared that he is the Vice President of Rolero-Omega, Inc., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                       /s/ Diane Dover
                                       -----------------------------------------
                                       Notary Public




My Commission Expires: 8/16/96.

                    Amendment of Articles of Incorporation
                        (To be submitted in duplicate)


Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is      Moog Automotive Products, Inc.
                                          ______________________________________

   The name under which it was originally organized was    Numoog, Inc.
                                                       _________________________

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on October 20, 1998.

3. Article Number     1     is amended to read as follows:
                  ---------
   The name of the corporation shall be "Federal-Mogul Products, Inc."

                               shares outstanding,  120
-------------------------------                   -----------------------------
   shares were entitled to vote on such amendment.
The number of outstanding shares of any class entitled to vote thereon as a class were as follows:
          Class                              Number of Outstanding Shares

          COMMON                             120



5. The number of shares voted for and against the amendment was as follows:

          Class             No. Voted For          No. Voted Against

          COMMON                 120



6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

          no change



   If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

          no change



7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

          no change



(Page 2)

IN WITNESS WHEREOF, the undersigned,

      THOMAS W. RYAN   VICE PRESIDENT               has executed this instrument
---------------------------------------------------


and  David M. Sherbin Asst. Secy. has affixed its corporate seal hereto and
   ------------------------------

attested said seal on the           22nd          day of       October, 1998
                          ------------------------       ---------------  --


                Place
            CORPORATE SEAL
                 Here
      (If no seal, state "None")


                                         Moog Automotive Products, Inc.
                                         ---------------------------------------
                                         Name of Corporation


ATTEST:



/s/ David M. Sherbin                     By  /s/ Thomas W. Ryan
-------------------------------------    ---------------------------------------
    Secretary or Assistant Secretary             President or Vice President



State of        Michigan                 )
         -------------------------------
                                         )  ss.

County of       Oakland                  )
          ------------------------------

     I, SARA CARPENTER, a Notary Public, do hereby certify that on this 2nd day of October, 1998, personally appeared before me Thomas W. Ryan and David M. Sherbin who, being by me first duly sworn, declared that he is the Vice President and Assistant Secretary of Moog Automotive Products, Inc., that he signed the foregoing documents as Vice President and Assistant Secretary of the corporation, and that the statements therein contained are true.


          (Notarial Seal)                     /s/ Sara Carpernter
                                              ----------------------------------
                                                         Notary Public

                                              My commission expires   12/01/01
                                                                    ------------

(Page 3)

                              ARTICLES OF MERGER
                            (Section 351.447, RSMo)
                        (To be submitted in duplicate)


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certify the following:

(1)  That            Federal-Mogul Products, Inc.                of  Missouri
         -------------------------------------------------------    ------------
                            (Name of Corporation)

(2)  That            Federal-Mogul Redevelopment Corporation     of  Missouri
         -------------------------------------------------------    ------------
                            (Name of Corporation)

(3)  That                                                        of
         _______________________________________________________    ------------
                            (Name of Corporation)

     are hereby merged and that the above named   Federal-Mogul Products, Inc.
                                                --------------------------------
     is the surviving corporation.                    (Name of Corporation)

(4)  That the Board of Directors of
                                    --------------------------------------------
                                               (Name of Corporation)

     met on and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(5)  That the Board of Directors of Federal-Mogul Products, Inc. by
     unanimous written consent dated
     ---------------------------------------------------------------------------
                                    (Name of Corporation)

     Nov. 20, 1998 and approved the Plan of Merger set forth in these articles.
     -------------

(6) That the Board of Directors of Federal-Mogul Redevelopment Corporation, by unanimous written consent
     ---------------------------------------------------------------------------
                                    (Name of Corporation)

     dated Nov. 20, 1998 and approved the Plan of Merger set forth in these articles.

(7) That this Plan of Merger has been adopted pursuant to Section 351.447, RSMo.

(8) That the resolution of the Board of Directors of the parent corporation, Federal-Mogul Products, Inc., approving the Plan of Merger is as follows:

     See Annex A attached hereto.

(9) That the parent corporation, Federal-Mogul Products, Inc. is in compliance with the 90 percent ownership requirement of Section 351.447, RSMo, and will maintain at least 90 percent ownership of each of the other corporations, party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of the State of Missouri.

(10) PLAN OF MERGER

     1.  Federal-Mogul Products, Inc.                  of   Missouri
       -----------------------------------------------    ----------------------
     is the survivor.

     2. All of the property, rights, privileges, leases and patents of the Federal-Mogul Redevelopment Corporation and ___________________________ Corporation are to be transferred to and become the property of Federal-Mogul Products, Inc. the survivor. The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

3. The officers and board of directors of Federal-Mogul Products, Inc. shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

4. (To be completed if the parent corporation does not own all of the outstanding shares of each of the subsidiary corporations party to the merger.)

          The consideration paid by the surviving corporation upon surrender of each share of the subsidiary corporation(s) which is not owned by the parent corporation is as follows:

               N/A


5. (To be completed if the parent corporation is not the surviving corporation.)
   a. The outstanding shares of     N/A     parent corporation, shall be
      exchanged for shares of surviving corporation on the following basis:


   b. The proposed merger has been approved by receiving the affirmative vote of
      at least two-thirds of the outstanding shares of                      N/A,
      parent corporation, entitled to vote thereon at a meeting thereof duly called and held on at
      -------------------------------    --------------------------------------.

6. It is agreed that, upon and after the issuance of a certificate of merger by the Secretary of State of the State of Missouri:

   a. The surviving corporation may be served with process in the State of Missouri in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Missouri which is a party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Missouri against the surviving corporation;

   b. The Secretary of State of the State of Missouri shall be and hereby is irrevocably appointed as the agent of the surviving corporation to accept service of process in any such proceeding; the address to which the service of process in any such proceeding shall be mailed is 26555 Northwestern Highway, Southfield, Michigan 48034;

   c. The surviving corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Missouri which is a party to the merger the amount, if any, to which they shall be entitled under the provisions of "The General and Business Corporation Law of Missouri" with respect to the rights of dissenting shareholders.

7. The articles of incorporation of the survivor are not amended.

8. These Articles of Merger shall become effective on December 31, 1998.

(Page 2)

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporation on the day and year hereafter acknowledged.

                                               Federal-Mogul Products, Inc.
                                        ----------------------------------------
                                                  (Name of Corporation)
     Corporate Seal
                                     By /s/ Edward W. Gray, Jr.
                                        ----------------------------------------
                                             (The President or Vice President)
                                           Edward W. Gray, Jr., Vice President
ATTEST:

By /s/ David M. Sherbin
  --------------------------------------
   The Secretary or Assistant Secretary
   David M. Sherbin, Assistant Secretary
                                         Federal-Mogul Redevelopment Corporation
                                        ----------------------------------------
                                                  (Name of Corporation)
     Corporate Seal
                                      By /s/ Edward W. Gray, Jr.
                                         ---------------------------------------
                                             (The President or Vice President)
                                            Edward W. Gray, Jr., Vice President

ATTEST:

By /s/ David M. Sherbin
  --------------------------------------
  The Secretary or Assistant Secretary
  David M. Sherbin, Assistant Secretary

     Corporate Seal
                                         ---------------------------------------
                                                   (Name of Corporation)

                                      By
                                         ---------------------------------------
                                             (The President or Vice President)

ATTEST:

By
  --------------------------------------
   The Secretary or Assistant Secretary


State of        Michigan               )
        -------------------------------
                                       )  ss.
County of       Oakland                )
         ------------------------------

     On this 20th day of November in the year 1998 before me Jacqueline Murdock, Notary Public in and for said state, personally appeared Edward W. Gray, Jr., Vice President, Federal-Mogul Products, Inc., Federal-Mogul Redevelopment Corp. known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

 (Notarial Seal)                         /s/ Jacqueline Murdock
                                         ---------------------------------------
                                              Notary Public

                                         My commission expires  Jan. 24, 1999
                                                               -----------------
(Page 3)

State of Michigan   )
                    )  ss.
County of Oakland   )


     On this 20th day of November in the year 1998, before me Jacqueline Murdock, Notary Public in and for said state, personally appeared David Sherbin, Assistant Secretary, Federal-Mogul Products, Inc., Federal-Mogul Redevelopment Corp. known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

 (Notarial Seal)                    /s/ Jacqueline  Murdock
                                    -----------------------------------------
                                              Notary Public

                                    My commission expires    Jan. 24, 1999
                                                          -------------------

(Page 4)

                                    ANNEX A
                                    -------

                     RESOLUTIONS OF THE BOARD OF DIRECTORS
              OF FEDERAL-MOGUL PRODUCTS, INC. (the "Corporation")
              ---------------------------------------------------


     WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to adopt a Plan of Merger, to effect the merger of its wholly-owned Subsidiary, Federal-Mogul Redevelopment Corporation, a Missouri corporation ("Subsidiary"), with and into the Corporation, and to have the Subsidiary's separate existence cease and terminate, and to conduct the business of Subsidiary and assume all of the obligations of the Subsidiary (the "Merger");

     NOW THEREFORE, BE IT RESOLVED, that the Merger is authorized and approved in all respects, and the Plan of Merger, as set forth in the Articles of Merger to be filed with the Missouri Secretary of State, is hereby adopted, authorized and approved in all respects;

     BE IT FURTHER RESOLVED, that the officers of the Corporation be, and each (acting alone) hereby is, authorized and empowered in the name of and on behalf of the Corporation to take or cause to be taken all such actions and to sign, execute, verify, acknowledge, certify to, file and deliver all such instruments and documents, as shall be in the judgment of any such officer, necessary, desirable or appropriate in order to effectuate the Merger and to perform the obligations of the Corporation and the subsidiary under the laws of the State of Missouri required for the Merger, and as a result of the Merger, including but not limited to, filing Articles of Merger with the Missouri Secretary of State and filing any and all other documents necessary in jurisdictions of foreign qualification; and

     BE IT FURTHER RESOLVED, that any and all prior actions taken by the officers of the Corporation or an agent or employee of the Corporation under the direction of such officer in connection with the actions authorized in the above resolutions hereby are ratified, confirmed, authorized and approved in all respects.

                              ARTICLES OF MERGER
                            (Section 351.447, RSMo)
                        (To be submitted in duplicate)


     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certify the following:

(1)  That          Federal-Mogul Products, Inc.         of      Missouri
          ---------------------------------------------    ------------------
                      (Name of Corporation)

(2)  That               F-M Undercar, Inc.              of      Delaware
          ---------------------------------------------    ------------------
                      (Name of Corporation)

(3)  That _______________________________________________ of ___________________
     are hereby merged and that the above named   Federal-Mogul Products, Inc.
                                                --------------------------------
     is the surviving corporation.                    (Name of Corporation)

(4)  That the Board of Directors of _______________________________________
                                             (Name of Corporation)
     met on and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

(5)  That the Board of Directors of           F-M Undercar, Inc.
                                    ---------------------------------------
                                             (Name of Corporation)
      Nov. 20, 1998  approved the Plan of Merger set forth in these articles.
     --------------

(6)  That the Board of Directors of      Federal-Mogul Products, Inc.
                                   ---------------------------------------------
                                            (Name of Corporation)
     Nov. 20, 1998   approved the Plan of Merger set forth in these articles.
     -------------

(7) That this Plan of Merger has been adopted pursuant to Section 351.447, RSMo.

(8) That the resolution of the Board of Directors of the parent corporation, Federal-Mogul Products, Inc., approving the Plan of Merger is as follows:
     ----------------------------

          See Annex A Attached Hereto.



(9)  That the parent corporation,   Federal-Mogul Products, Inc.
                                  ----------------------------------------
     is in compliance with the 90 percent ownership requirement of Section 351.447, RSMo, and will maintain at least 90 percent ownership of each of the other corporations, party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of the State of Missouri.

(10) PLAN OF MERGER

  1. Federal-Mogul Products, Inc.                    of    Missouri
     -----------------------------------------------    --------------
     is the survivor.

2.  All of the property, rights, privileges, leases and patents of the
         F-M Undercar, Inc.      Corporation and
    ----------------------------                 -----------------------------
    Corporation are to be transferred to and become the property of
      Federal-Mogul Products, Inc.   the survivor. The officers and board of
    --------------------------------
    directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

3.  The officers and board of directors of    Federal-Mogul Products, Inc.
                                           ----------------------------------
    shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

4. (To be completed if the parent corporation does not own all of the outstanding shares of each of the subsidiary corporations party to the merger.)

        The consideration paid by the surviving corporation upon surrender of each share of the subsidiary corporation(s) which is not owned by the parent corporation is as follows:

               N/A

5. (To be completed if the parent corporation is not the surviving corporation.)

    a.  The outstanding share of             N/A             parent corporation,
                                 ---------------------------
        shall be exchanged for shares of                            , surviving
                                         ---------------------------
        corporation on the following basis:

    b.  The proposed merger has been approved by receiving the affirmative vote
        of at least two-thirds of the outstanding shares of         N/A        ,
                                                            -------------------
        parent corporation, entitled to vote thereon at a meeting thereof duly
        called and held on                         at                          .
                           -----------------------     ------------------------

6. It is agreed that, upon and after the issuance of a certificate of merger by the Secretary of State of the State of Missouri:

    a. The surviving corporation may be served with process in the State of Missouri in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Missouri which is a party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Missouri against the surviving corporation;

    b. The Secretary of State of the State of Missouri shall be and hereby is irrevocably appointed as the agent of the surviving corporation to accept service of process in any such proceeding; the address to which the service of process in any such proceeding shall be mailed is
            26555 Northwestern Highway, Southfield, Michigan  48034     ;
        ---------------------------------------------------------------

    c. The surviving corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Missouri which is a party to the merger the amount, if any, to which they shall be entitled under the provisions of "The General and Business Corporation Law of Missouri" with respect to the rights of dissenting shareholders.

7.  The articles of incorporation of the survivor are not amended.

8.  These Articles of Merger shall become effective on December 31, 1998.


(Page 2)

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporation as of the day and year hereafter acknowledged.

                                       Federal-Mogul Products, Inc.
                                       ---------------------------------------
                                                (Name of Corporation)

     Corporate Seal
                                       By /s/ Edward W. Gray, Jr.
                                          ------------------------------------
                                           (The President or Vice President)
                                          Edward W. Gray, Jr., Vice President

ATTEST:

By /s/ David M. Sherbin
---------------------------------------
  The Secretary or Assistant Secretary
 David M. Sherbin, Assistant Secretary

                                       F-M Undercar, Inc.
                                       ---------------------------------------
                                                (Name of Corporation)
     Corporate Seal

                                       By /s/ Edward W. Gray, Jr.
                                          ------------------------------------
                                           (The President or Vice President)
                                          Edward W. Gray, Jr., Vice President

ATTEST:

By /s/ David M. Sherbin
   ------------------------------------
  The Secretary or Assistant Secretary
 David M. Sherbin, Assistant Secretary

     Corporate Seal

                                       ---------------------------------------
                                                (Name of Corporation)

                                       By
                                          ------------------------------------
                                            (The President or Vice President)

ATTEST:

By
  -------------------------------------
   The Secretary or Assistant Secretary


State of  Michigan  )
                    ) ss.
County of Oakland   )

  On this 23rd day of December in the year 1998 before me Jacqueline
Murdock, Notary Public in and for said state, personally appeared
Edward W. Gray, Jr., Vice President, F-M Undercar, Federal-Mogul Products known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.


(Notarial Seal)                        /s/ Jacqueline Murdock
                                           -----------------------------------
                                                      Notary Public

                                       My commission expires Jan. 24, 1999

State of  Michigan  )
                    ) ss.
County of Oakland   )


(Page 3)

     On this 23rd day of December in the year 1998, before me Jacqueline Murdock, Notary Public in and for said state, personally appeared David Sherbin, Assistant Secretary, F-M Undercar, Federal-Mogul Products known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

 (Notarial Seal)                    /s/ Jacqueline Murdock
                                    --------------------------------------
                                              Notary Public

                                    My commission expires Jan. 24, 1999

(Page 4)

                                    ANNEX A
                                    -------

                     RESOLUTIONS OF THE BOARD OF DIRECTORS
              OF FEDERAL-MOGUL PRODUCTS, INC. (the "Corporation")
              ---------------------------------------------------


     WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to adopt a Plan of Merger, to effect the merger of its wholly-owned Subsidiary, F-M Undercar, Inc., a Delaware corporation ("Subsidiary"), with and into the Corporation, and to have the Subsidiary's separate existence cease and terminate, and to conduct the business of Subsidiary and assume all of the obligations of the Subsidiary (the "Merger");

     NOW THEREFORE, BE IT RESOLVED, that the Merger is authorized and approved in all respects, and the Plan of Merger, as set forth in the Articles of Merger to be filed with the Missouri Secretary of State, is hereby adopted, authorized and approved in all respects;

     BE IT FURTHER RESOLVED, that the officers of the Corporation be, and each (acting alone) hereby is, authorized and empowered in the name of and on behalf of the Corporation to take or cause to be taken all such actions and to sign, execute, verify, acknowledge, certify to, file and deliver all such instruments and documents, as shall be in the judgment of any such officer, necessary, desirable or appropriate in order to effectuate the Merger and to perform the obligations of the Corporation and the subsidiary under the laws of the States of Missouri and Delaware required for the Merger, and as a result of the Merger, including but not limited to, filing Articles of Merger with the Missouri Secretary of State and a Certificate of Ownership and Merger with the Delaware Secretary of State, and filing any and all other documents necessary in jurisdictions of foreign qualification; and

     BE IT FURTHER RESOLVED, that any and all prior actions taken by the officers of the Corporation or an agent or employee of the Corporation under the direction of such officer in connection with the actions authorized in the above resolutions hereby are ratified, confirmed, authorized and approved in all respects.

                     Statement of Change of Business Office
                             of a Registered Agent

                                                   Charter No.     00195550
                                                                   --------

     The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," or the "Missouri Uniform Limited Partnership Law," represents that:

1. The name of the corporation/limited partnership is MOOG AUTOMOTIVE PRODUCTS, INC.

2. The name of this registered agent is C T Corporation System

3. The address, including street number, if any, of the present business office of the registered agent is 906 Olive Street, St. Louis, Missouri 63105

4. The address, including street number, if any, of the business office of the registered agent is hereby changed to 120 South Central Avenue, Clayton, Missouri 63105

5. Notice in writing of the change has been mailed by the registered agent to the corporation/limited partnership named above.

6. The address of the registered office of the corporation/limited partnership named above and the business office of the registered agent, as changed, is identical.

  (The following should be executed only if the registered agent is a natural person)

     IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this _____________ day of __________________________________________________________________, 19 _____.

                                    _________________________________________
                                         Signature of Registered Agent


State of _____________________________)
                                      ) ss
County of ___________________________ )

     On this _______________________ day of __________________________________,
in the year 19 _____, before me, _____________________________________________, a Notary Public in and for said state, personally appeared ______________________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that _____________ executed the same for the purposes therein stated.

 (Notarial Seal)                    _________________________________________
                                              Notary Public

                                    My commission expires
                                    _________________________________________

(The following should be executed only if the registered agent is a corporation)

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its president or vice president, attested by its secretary or assistant secretary this 27th day of March, 1998.

 (Corporate Seal)  NONE             C T Corporation System
                                    -----------------------------------------
                                              Name of Corporation
 If no seal, state "none".
                                    By /s/ Kenneth J. Uva
                                      ---------------------------------------
                                           President or Vice President

Attest:

 /s/ Raui Hauer
----------------------------------------
     Secretary or Assistant Secretary

State of        New York        )
         -----------------------
                                )  ss
County of       New York        )
          ----------------------


On this 27th day of March in the year 1998, before me Theresa Alfieri, a Notary
        ----        -----             -----           ----------------
Public in and for said state, personally appeared Kenneth J. Uva,
                                                  ---------------
                                                      (Name)
Vice President  C T Corporation System known to me to be the person
--------------  ----------------------
  (Title)         Name of Corporation
who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

                                             /s/ Theresa Alfieri
                                        ------------------------------------
                                                 Notary Public
          (Notarial Seal)
                                        My commission expires   12/31/99
                                                             ---------------